                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 12, 2001
                                        -----------------


                         CAPITAL ONE AUTO FINANCE TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                   0-25762             54-1719855
--------------------------------   -------------        ----------------
(State or other jurisdiction of     (Commission          (IRS Employer
        incorporation)              File Number)      Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia         23060
--------------------------------------------------     -------------
     (Address of principal executive offices)           (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                       Preliminary Servicer's Certificate





-------------------------------------------
Monthly Period Beginning:          11/1/01
Monthly Period Ending:            11/30/01
Prev. Distribution/Close Date:    11/15/01
Distribution Date:                12/17/01
Days of Interest for Period:            32
Days in Collection Period:              30

Months Seasoned:                         4
-------------------------------------------

---------------------------------------------------------------------------------------------
                                                                           Original
Purchases                Units        Cut-off Date      Closing Date     Pool Balance
--------------------------------------------------------------------------------------------
Initial Purchase        52,772                               7/26/01           $815,094,313
Sub. Purchase #1         6,974                               8/24/01            113,867,436
Sub. Purchase #2                                                                          0

                    ------------------------------------------------------------------------
Total                   59,746                                                 $928,961,749
--------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
---------------------------------------------------------------------------------------------------------------------------------

     {1}   Beginning of period Aggregate Principal Balance                            {1}                        $872,423,924.07
                                                                                                            ---------------------
     {2}   Purchase of Subsequent Receivables                                         {2}                                   0.00
                                                                                                            ---------------------
           Monthly Principal Amounts

                  {3}        Regular Principal Received                               {3}      9,677,163.85
                                                                                          ------------------
                  {4}        Prepaid Principal Received                               {4}      4,614,633.50
                                                                                          ------------------
                  {5}        Defaulted Receivables Deposit Amount                     {5}      2,647,594.93
                                                                                          ------------------
                  {6}        Principal Portion of Repurchased Receivables             {6}         21,994.12
                                                                                          ------------------
                  {7}        Cram Down Losses and Other Non-Cash Adjustments          {7}          3,799.06
                                                                                          ------------------

                  {8}        Total Monthly Principal Amounts                          {8}                          16,965,185.46
                                                                                                            ---------------------

     {9}   End of period Aggregate Receivable Balance                                 {9}                        $855,458,738.61
                                                                                                            =====================
    {10}   Pool Factor   ( {9} / Original Pool Balance)                              {10}                                 0.9209

----------------------------------------------------------------------------------------------------------------------------------
II.      MONTHLY PERIOD NOTE BALANCE CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------
                                                            ----------------------------------------------------------------------
                                                                          Class A-1          Class A-2            Class A-3
                                                                          ---------          ---------            ---------
     {11}  Original Note Balance                              {11}      $126,500,000        $234,500,000         $241,500,000
                                                            ----------------------------------------------------------------------

     {12}  Beginning of period Note Balance                   {12}           74,767,891          234,500,000        241,500,000
                                                            ----------------------------------------------------------------------

     {13}  Noteholders' Principal Distributable Amount        {13}           15,523,145                    0                  0
     {14}  Noteholders' Accelerated Principal Amount          {14}                    0                    0                  0
     {15}  Optional Note Redemption Principal Amount          {15}                    0                    0                  0
                                                            ----------------------------------------------------------------------

     {16}  End of period Note Balance                         {16}           59,244,746          234,500,000        241,500,000
                                                            ======================================================================
     {17}  Note Pool Factors  ( {16} / {11} )                 {17}               0.4683               1.0000             1.0000
                                                            ======================================================================

---------------------------------------------------------------------------------------------------------------------
II.      MONTHLY PERIOD NOTE BALANCE CALCULATION:
---------------------------------------------------------------------------------------------------------------------
                                                            ---------------------------------------------------------
                                                               Class A-4            Class B             TOTAL
                                                               ---------            -------             -----
     {11}  Original Note Balance                             $247,500,000         $60,382,514            $910,382,514
                                                            ---------------------------------------------------------

     {12}  Beginning of period Note Balance                      247,500,000           35,104,886       $833,372,777
                                                            ---------------------------------------------------------

     {13}  Noteholders' Principal Distributable Amount                     0            1,102,737         16,625,882
     {14}  Noteholders' Accelerated Principal Amount                       0            4,061,093          4,061,093
     {15}  Optional Note Redemption Principal Amount                       0                    0                  0
                                                            ---------------------------------------------------------

     {16}  End of period Note Balance                            247,500,000           29,941,056       $812,685,802
                                                            =========================================================
     {17}  Note Pool Factors  ( {16} / {11} )                         1.0000               0.4959             0.8927
                                                            =========================================================

----------------------------------------------------------------------------------------------------------------------
III.       RECONCILIATION OF PRE-FUNDING ACCOUNT:
----------------------------------------------------------------------------------------------------------------------
     {18}  Beginning of period Pre-Funding Account balance                    {18}                              $0.00
                                                                                                       ---------------
     {19}     Purchase of Subsequent Receivables                              {19}              0.00
                                                                                  -------------------
     {20}     Investment Earnings                                             {20}              0.00
                                                                                  -------------------
     {21}     Investment Earnings Transfer to Collections Account             {21}              0.00
                                                                                  -------------------
     {22}     Payment of Mandatory Prepayment Amount                          {22}              0.00
                                                                                  -------------------
     {23}  End of period Pre-Funding Account balance                          {23}                              $0.00
                                                                                                       ---------------

-----------------------------------------------------------------------------------------------------------------------------------
IV.    RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
   {24}   Scheduled and Prepayment Principal Cash Received                                   {24}   14,291,797.35
                                                                                                   ---------------
   {25}   Liquidation Proceeds Collected during period                                       {25}      766,592.20
                                                                                                   ---------------
   {26}   Receivables Repurchase Amounts                                                     {26}       21,994.12
                                                                                                   ---------------
   {27}   Interest and Fees Collected on Receivables                                         {27}   12,275,045.93
                                                                                                   ---------------
   {28}   Recoveries on Previously Defaulted Receivables                                     {28}        4,598.43
                                                                                                   ---------------
   {29}   Advances from the Reserve Fund                                                     {29}            0.00
                                                                                                   ---------------
          Investment Earnings on Trust Accounts
   {30}      Collection Account                                                              {30}       40,134.35
                                                                                                   ---------------
   {31}      Transfer from Reserve Fund                                                      {31}       24,134.30
                                                                                                   ---------------
   {32}      Transfer from Pre-Funding Account                                               {32}            0.00
                                                                                                   ---------------
   {33}   Optional Note Redemption Prepayment Amount                                         {33}            0.00
                                                                                                   ---------------
   {34}   Total Available Funds                                                              {34}                     27,424,296.68
                                                                                                                     ---------------

DISTRIBUTIONS:
   {35}   Trustees' Fees                                                                     {35}            0.00
                                                                                                   ---------------
   {36}   Servicing Fees                                                                     {36}    2,068,492.55
                                                                                                   ---------------

          Class A Noteholders' Note Interest
          -------------------------------------------------------------------------------
                      Beginning         Interest                             Calculated
            Class   Note Balance          Rate      Days       Days Basis     Interest
          -------------------------------------------------------------------------------
   {37}        A-1     $74,767,891     3.75000%      32     Actual days/360     $249,226     {37}      249,226.30
                                                                                                  ----------------
   {38}        A-2    $234,500,000     4.14000%      30          30/360         $809,025     {38}      809,025.00
                                                                                                  ----------------
   {39}        A-3    $241,500,000     4.83000%      30          30/360         $972,038     {39}      972,037.50
                                                                                                  ----------------
   {40}        A-4    $247,500,000     5.40000%      30          30/360       $1,113,750     {40}    1,113,750.00
          -------------------------------------------------------------------------------         ----------------

   {41}   Note Insurer Premiums                                                              {41}      199,566.97
                                                                                                  ----------------
   {42}   Reimbursement Obligations due Note Insurer                                         {42}            0.00
                                                                                                  ----------------
          Class B Noteholders' Primary Note Interest
          -----------------------------------------------------------------------------
                         Beginning       Interest                         Calculated
             Class      Note Balance       Rate      Days     Days Basis   Interest
          -----------------------------------------------------------------------------
   {43}     Class B       $35,104,886    7.92000%     30        30/360       $231,692        {43}      231,692.25
          -----------------------------------------------------------------------------           ----------------
   {44}   Class A Noteholders' Principal Payment Amount                                      {44}   15,523,144.70
                                                                                                  ----------------
   {45}   Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer         {45}            0.00
                                                                                                  ----------------
   {46}   Deposit to Reserve Account, to Required Level                                      {46}            0.00
                                                                                                  ----------------
   {47}   Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an insurance agreement
          event of default)                                                                  {47}            0.00
                                                                                                  ----------------
   {48}   Class B Noteholders' Principal Payment Amount                                      {48}    1,102,737.05
                                                                                                  ----------------
   {49}   Class B Noteholder's Accelerated Principal Amount                                  {49}    4,061,093.43
                                                                                                  ----------------
   {50}   Optional Note Redemption Amount                                                    {50}            0.00
                                                                                                  ----------------
   {51}   Other Amounts Due to the Trustees                                                  {51}            0.00
                                                                                                  ----------------
   {52}   Servicer Transition Expenses                                                       {52}            0.00
                                                                                                  ----------------
   {53}   Indenture Trustee Title Expenses                                                   {53}            0.00
                                                                                                  ----------------
   {54}   Class B Excess Interest                                                            {54}            0.00
                                                                                                  ----------------
   {55}   Distribution to the equity certificate holder                                      {55}    1,093,530.92
                                                                                                  ----------------
{56} Total Distributions                                                                     {56}                    27,424,296.68
                                                                                                                    ===============

-----------------------------------------------------------------------------------------------------------------------------------
V.        RECONCILIATION OF RESERVE ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
{57} BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                             {57}                    $9,103,825.14
                                                                                                                   ----------------

     DEPOSITS TO RESERVE ACCOUNT
       {58} Investment Earnings                                                              {58}       24,134.30
                                                                                                  ----------------
       {59} Deposits Related to Subsequent Receivables Purchases                             {59}             -
                                                                                                  ----------------
       {60}    Total Additions                                                               {60}                       $24,134.30
                                                                                                                    ---------------

     PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
       {61} Transfer of Investment Earnings to Collection Account                            {61}      (24,134.30)
                                                                                                  ----------------
       {62} Advances to Collection Account - Priority (1) through (7)                        {62}             -
                                                                                                  ----------------
       {63}    Total Priority Withdrawals                                                    {63}                     ($24,134.30)
                                                                                                                   ----------------

{64} RESERVE ACCOUNT SUBTOTAL                                                                {64}                    $9,103,825.14
                                                                                                                   ----------------
       {65} Reserve Account Requirement                                                      {65}    9,103,825.14
                                                                                                  ----------------
       {66} Reserve Account Shortfall / Excess                                               {66}            0.00
                                                                                                  ----------------
{67} DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                              {67}                            $0.00
                                                                                                                   ----------------
{68} RESERVE ACCOUNT PRIMARY BALANCE                                                         {68}                    $9,103,825.14
                                                                                                                   ----------------

     SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
       {69} Advances to Collection Account - Priority (10), (16) and (17)
            (limited to excess amounts on deposit)                                           {69}             -
                                                                                                  ----------------
       {70} Advances to Collection Account - Priority (12) through (15)                      {70}             -
                                                                                                  ----------------
       {71} Return of Excess to Equity Certificate Holder                                    {71}             -
                                                                                                  ----------------
       {72} Total Subordinate Withdrawals                                                    {72}                              -
                                                                                                                   ----------------

{73} END OF PERIOD RESERVE ACCOUNT BALANCE                                                   {73}                     9,103,825.14
                                                                                                                   ================

-----------------------------------------------------------------------------------------------------------------------------------
VI.   CALCULATION OF RESERVE ACCOUNT REQUIREMENT
-----------------------------------------------------------------------------------------------------------------------------------
      If Prior to Accelerated Reserve Fund Event:
      -------------------------------------------
             Lesser of:
       {74}        (1)Ending Aggregate Note Balance                                           {74}                   812,685,801.68
                                                                                                                   -----------------
                 -or--
       {75}        (2)1.0% of 98% of Original Receivable Balance                              {75}                     9,103,825.14
                                                                                                                   -----------------

                                                                                                                   -----------------
       {76}           Requirement                                                             {76}                     9,103,825.14
                                                                                                                   -----------------

      If Accelerated Reserve Fund Event:
      ----------------------------------

             Lesser of:
       {77}        (1)Ending Aggregate Note Balance                                           {77}                   812,685,801.68
                                                                                                                   -----------------
                 -or--
                   (2)Greater of:

       {78}           (a) 3.0% of 98% of Original Receivable Balance                          {78}  27,311,475.41
                                                                                                   ---------------
       {79}                                -or--                                              {79}                    46,025,391.05
                                                                                                                     ---------------
       {80}           (b) 6.0% of 98% of Current Outstanding Class A Note Principal Balance   {80}  46,025,391.05
                                                                                                   ---------------
                                                                                                                   -----------------
       {81}           Requirement                                                             {81}                    46,025,391.05
                                                                                                                   -----------------

------------------------------------------------------------------------------------------------------------------------------------
VII.  CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

       {82}  Principal Collections                                                            {82}  16,965,185.46
                                                                                                   ---------------

       {83}  End of Period Aggregate Receivables Balance                                      {83} 855,458,738.61
                                                                                                   ---------------
       {84}  Required O/C Margin (as Specified in Trust Indenture)                            {84}  17,109,174.77
                                                                                                   ---------------
       {85}  Required Maximum Ending Aggregate Class A Principal Balance (line {83} - {84})   {85} 838,349,563.84
                                                                                                   ---------------

       {86}  Class A Aggregate Oustanding Principal Balance (Start of Period)                 {86} 798,267,890.53
                                                                                                   ---------------
             Less:
       {87}  Allocable to Class A Notes (line {82} X 91.5%)                                   {87}  15,523,144.70
                                                                                                   ---------------
       {88}  Preliminary Class A Ending Balance                                               {88} 782,744,745.83
                                                                                                   ---------------
       {89}  Payment Amount Necessary to Reduce Class A Balance to Required Level
             (line {88} - {85})                                                               {89}           0.00
                                                                                                   ---------------

                                                                                                                   -----------------
       {90}  Class A Principal Payment Amount (line {87} + {89})                              {90}                    15,523,144.70
                                                                                                                   -----------------

                                                                                                                   -----------------
       {91}  Class B Principal Payment Amount (line {82} X 6.5%)                              {91}                      1,102,737.05
                                                                                                                   -----------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.




                             OFFICERS' CERTIFICATE

        The undersigned hereby certifies that ( i ) he or she is an Authorized Officer of Captial One Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to,
Section 2.02 ( c ) of the Servicing Agreement ( the "Servicing Agreement" ) dated as of July 26, 2001 by and among Captial One Auto Finance Trust 2001-A, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.


CAPITAL ONE AUTO FINANCE



Capital One Auto Finance, as Servicer


By:                                /s/ STUART LEVY
                                   --------------------------------------
Name:                              Stuart Levy
Title:                             Manager of Global Trust Reporting
Date:                              12/17/01

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                             Servicer's Certificate

----------------------------------------------------
Monthly Period Beginning:                  11/1/01
Monthly Period Ending:                    11/30/01
Prev. Distribution/Close Date:            11/15/01
Distribution Date:                        12/17/01
Days of Interest for Period:                    32
Days in Collection Period:                      30
Months Seasoned:                                 4
----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:        Class A-1     Class A-2     Class A-3     Class A-4      Class B         TOTAL
                                                      ---------     ---------     ---------     ---------      -------         -----
  {1} Original Note Balance                    {1} $126,500,000  $234,500,000  $241,500,000  $247,500,000  $60,382,514  $910,382,514
------------------------------------------------------------------------------------------------------------------------------------

  {2} Beginning of period Note Balance         {2}  $74,767,891  $234,500,000  $241,500,000  $247,500,000  $35,104,886  $833,372,777

  {3} End of period Note Balance               {3}  $59,244,746  $234,500,000  $241,500,000  $247,500,000  $29,941,056  $812,685,802
                                                   =================================================================================

  {4} Note Pool Factors  {3} / {1}             {4}        0.468         1.000         1.000         1.000        0.496         0.893
                                                   =================================================================================

-------------------------------------------------------------------------------------------------------------------------------
II.      MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                  -----------------------------
                                                                                                       Cumulative       Period
                                                                                                  -----------------------------
    {5}  Beginning number of Receivables                                                      {5}               0       57,870
    {6}  Number of Subsequent Receivables Purchased                                           {6}           6,974            0
    {7}  Number of Receivables Defaulted during period                                        {7}             334          211
    {8}  Number of Receivables becoming Purchased Receivables during period                   {8}             706            1
    {9}  Number of Receivables paid off during period                                         {9}           1,408          360
                                                                                                  -----------------------------
    {10} Ending number of Receivables                                                        {10}          57,298       57,298
                                                                                                  -----------------------------

-------------------------------------------------------------------------------------------------------------------------------
III.     STATISTICAL DATA:  (CURRENT AND HISTORICAL)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                  ---------------------------------------------
                                                                                         Original     Prev. Month      Current
                                                                                  ---------------------------------------------
    {11} Weighted Average APR of the Receivables                             {11}          17.37%          17.38%       17.38%
    {12} Weighted Average Remaining Term of the Receivables                  {12}           61.22           58.74        57.88
    {13} Weighted Average Original Term of Receivables                       {13}           64.74           64.74        64.74
    {14} Average Receivable Balance                                          {14}         $15,549         $15,065      $14,913
                                                                                  ---------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
IV.      DELINQUENCY:
-------------------------------------------------------------------------------------------------------------------------------

                                                                                  ---------------------------------------------
Receivables with Scheduled Payment delinquent                                               Units         Dollars   Percentage
                                                                                   ---------------------------------------------
    {15} 31-60 days                                                          {15}           2,901      43,938,492        5.04%
    {16} 61-90 days                                                          {16}             787      11,676,905        1.34%
    {17} 91-120 days                                                         {17}             173       2,674,637        0.31%
                                                                                  ---------------------------------------------
    {18} Receivables with Scheduled Payment delinquent
         more than 60 days at end of period                                  {18}             960     $14,351,542        1.65%
                                                                                  ---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
V.      PERFORMANCE TESTS:
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
   {19} Receivables with Scheduled Payment delinquent more than 60
        days at end of period ( line {18})                                                 {19}  $14,351,542
                                                                                                -------------
   {20} Beginning of period Principal Balance                                              {20}  872,423,924
                                                                                                -------------

   {21} Delinquency Ratio {16} + {17} divided by {20}                                      {21}                       1.65%
                                                                                                               -------------
   {22} Previous Monthly Period Delinquency Ratio                                          {22}                       1.10%
                                                                                                               -------------
   {23} Second previous Monthly Period Delinquency Ratio                                   {23}                      0.78%
                                                                                                               -------------

   {24} Average Delinquency Ratio ({21} + {22} + {23}) / 3                                 {24}                       1.17%
                                                                                                               -------------

        --------------------------------------------------------------------------------------------------------------------
        Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency
         Ratio is less than or equal to 3% months 1-12, 4% months 13-24 and 5% thereafter)                             Yes

        Complaince with Insurance Agreement Event of Default? (Average Delinquency
         Ratio is less than or equal to 4% months 1-12, 5% months 13-24 and 6% thereafter)                             Yes
        --------------------------------------------------------------------------------------------------------------------


CUMULATIVE NET CHARGE-OFF RATE
   {25} Net Losses since Initial Cut-off Date (Beginning of Period)                        {25}                   1,079,354
                                                                                                               -------------
   {26} Receivables becoming Defaulted Receivables during period                           {26}   $2,647,595
                                                                                                -------------
   {27} Cram Down Losses and other non-cash Adjustments occurring during period            {27}        3,799
                                                                                                -------------
   {28} Liquidation Proceeds collected during period                                       {28}      766,592
                                                                                                -------------
   {29} Recoveries on Defaulted Receivables during period                                  {29}        4,598
                                                                                                -------------
   {30} Net Losses during period {26} - {27} - {28} - {29}                                 {30}    1,872,605
                                                                                                -------------
   {31} Net Losses since Initial Cut-off Date (End of Period)                              {31}                2,951,959.37
                                                                                                               -------------
   {32} Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}           {32}                       0.32%
                                                                                                               -------------

     ------------------------------------------------------------------------------------------------------------------------------
     Compliance with Accelerated Reserve Fund Trigger?         Cumulative Net Loss Rate is less than or equal to:     0.03125   Yes
     Complaince with Insurance Agreement Event of Default?     Cumulative Net Loss Rate is less than or equal to:     N/A       Yes
     ------------------------------------------------------------------------------------------------------------------------------

EXTENSION RATE
   {33} Number of Receivables extended during current period                           {33}     759
                                                                                            --------
   {34} Beginning of Period Loans Outstanding                                          {34}  57,870
                                                                                            --------
   {35} Extension Rate {33} divided by {34}                                            {35}              1.31%
                                                                                                      ---------
   {36} Previous Monthly Extension Rate                                                {36}              1.03%
                                                                                                      ---------
   {37} Second previous Monthly Extension Rate                                         {37}              0.69%
                                                                                                      ---------
   {38} Average Extension Rate ({35} +{36} +{37}) / 3                                  {38}              1.01%
                                                                                                      ---------

        -------------------------------------------------------------------------------------------------------
        Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                       Yes
        -------------------------------------------------------------------------------------------------------